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                                                                    EXHIBIT 99.1

                                  CERTIFICATION


         The undersigned certifies pursuant to 18 U.S.C. Section 1350, that:

(1) The accompanying Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 9, 2002



                                            By  /s/ Eric H. Paulson
                                            -----------------------------------
                                            Eric H. Paulson,
                                            Chief Executive Officer



                                            By /s/ James Gilbertson
                                            -----------------------------------
                                            James Gilbertson,
                                            Vice President and
                                            Chief Financial Officer